                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 August 14, 2001



                            AMERADA HESS CORPORATION
               (Exact name of Registrant as Specified in Charter)



                DELAWARE                       NO. 1-1204           NO. 13-4921002
            (State or Other                   (Commission           (IRS Employer
            Jurisdiction of                   File Number)        Identification No.)
             Incorporation)



      1185 AVENUE OF THE AMERICAS
           NEW YORK, NEW YORK                                            10036
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 997-8500



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends Item 7 of Form 8-K dated August 29, 2001 (the "8-K") by including the financial statements referred to below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.


         (i) The consolidated financial statements of Triton Energy Limited as of December 31, 2000 and 1999 and for each of the three years ended December 31, 2000, 1999, and 1998 are incorporated by reference herein from Triton Energy Limited's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (file number 1-11675).

         (ii) The unaudited consolidated financial statements of Triton Energy Limited as of June 30, 2001 and for the six months ended June 30, 2001 and 2000 are incorporated by reference herein from Triton Energy Limited's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

(b) Pro Forma Financial Information.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma condensed consolidated balance sheet, pro forma condensed consolidated statements of income and accompanying notes give effect to the acquisition by Amerada Hess Corporation (the Corporation) of Triton Energy Limited (Triton). The Corporation accounted for the acquisition using the purchase method of accounting for business combinations. The pro forma financial statements are based on the historical consolidated financial statements of the Corporation and Triton and should be read in conjunction with the historical financial statements, including footnotes. The Corporation and Triton have filed historical financial statements with the Securities and Exchange Commission on Forms 10-K and 10-Q.

The unaudited pro forma condensed consolidated balance sheet at June 30, 2001 is presented as if the business combination occurred on June 30, 2001. The unaudited pro forma condensed statements of income for the year ended December 31, 2000 and the six months ended June 30, 2001 are presented as if the business combination had been completed on January 1, 2000.

The unaudited pro forma financial statements are presented for illustrative purposes only. They are based on assumptions and do not purport to be indicative of the results of operations or the financial position that would have actually occurred if the acquisition had been consummated on the dates indicated or that may be expected in the future.

The unaudited pro forma financial statements do not reflect any cost savings or anticipated changes in expenses reflecting efficiencies resulting from combining operations.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 2001
                            (in millions of dollars)

                                   A S S E T S

                                                     AMERADA        TRITON
                                                      HESS          ENERGY        PRO FORMA           PRO
                                                   CORPORATION     LIMITED       ADJUSTMENTS         FORMA
 CURRENT ASSETS
                                                                                  $  (190)(a)
  Cash and cash equivalents                          $    58        $   63            121 (b)       $     52
  Accounts receivable                                  2,827           120            (80)(c)          2,867
  Inventories                                            479            18             --                497
  Other current assets                                   361            10             --                371
                                                     -------        ------        -------           --------
               Total current assets                    3,725           211           (149)             3,787
                                                     -------        ------        -------           --------

INVESTMENTS AND ADVANCES
  HOVENSA L.L.C.                                         897            --             --                897
  Other                                                  299           195            252 (d)            746
                                                     -------        ------        -------           --------
               Total investments and advances          1,196           195            252              1,643
                                                     -------        ------        -------           --------

                                                                                       80 (c)
PROPERTY, PLANT AND EQUIPMENT, NET                     5,226           754          1,761 (d)          7,821
                                                     -------        ------        -------           --------

NOTE RECEIVABLE                                          419            --             --                419
                                                     -------        ------        -------           --------

DEFERRED INCOME TAXES AND OTHER ASSETS                   298           107           (100)(d)            305
                                                     -------        ------        -------           --------
GOODWILL                                                  --            --            965 (e)            965
                                                     -------        ------        -------           --------

TOTAL ASSETS                                         $10,864        $1,267        $ 2,809           $ 14,940
                                                     =======        ======        =======           ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                     AMERADA        TRITON
                                                      HESS          ENERGY        PRO FORMA           PRO
                                                   CORPORATION     LIMITED       ADJUSTMENTS         FORMA
CURRENT LIABILITIES
  Accounts payable - trade                           $ 1,784       $     3        $    --            $ 1,787
                                                                                       78 (h)
                                                                                       55 (f)
  Accrued liabilities                                    866           106             30 (a)          1,135
  Taxes payable                                          477            32             --                509
  Notes payable                                            8            --             --                  8
  Current maturities of long-term debt                   274            --             --                274
                                                     -------        ------        -------           --------
               Total current liabilities               3,409           141            163              3,713
                                                     -------        ------        -------           --------

                                                                                    2,623 (a)
LONG-TERM DEBT                                         1,998           500             55 (d)          5,176
                                                     -------        ------        -------           --------

                                                                                       (8)(d)
TOTAL DEFERRED LIABILITIES AND CREDITS                   836            38            564 (g)          1,430
                                                     -------        ------        -------           --------

TOTAL STOCKHOLDERS' EQUITY                             4,621           588           (588)(i)          4,621
                                                     -------        ------        -------           --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $10,864       $ 1,267        $ 2,809            $14,940
                                                     =======       =======        =======            =======

      See accompanying notes to unaudited pro forma consolidated financial information.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 2001
                 (in millions of dollars, except per share data)



                                                     AMERADA        TRITON
                                                      HESS          ENERGY        PRO FORMA           PRO
                                                   CORPORATION     LIMITED       ADJUSTMENTS         FORMA
REVENUES
  Sales (excluding excise taxes) and
     other operating revenues                        $ 7,644       $   267        $    --            $ 7,911
  Non-operating income
     Equity in income of HOVENSA L.L.C.                   66            --             --                 66
     Other                                                84             2             --                 86
                                                     -------       -------        -------            -------

               Total revenues                          7,794           269             --              8,063
                                                     -------       -------        -------            -------

COSTS AND EXPENSES
  Cost of products sold                                5,168            --             --              5,168
  Production expenses                                    326            59              1 (j)            386
  Marketing expenses                                     305            --             --                305
  Exploration expense, including dry holes
    and lease impairment                                 157            --             18 (j)            175
  Other operating expenses                               110            --             --                110
  General and administrative expenses                    123            12             --                135
                                                                                       77 (k)
                                                                                      (52)(l)
  Interest expense                                        81            14              5 (j)            125
  Depreciation, depletion and amortization               410            59             49 (m)            518

                                                     -------       -------        -------            -------

               Total costs and expenses                6,680           144             98              6,922
                                                     -------       -------        -------            -------

  Pro forma income before income taxes                 1,114           125            (98)             1,141
  Provision for income taxes                             420            49            (23)(n)            446
                                                     -------       -------        -------            -------

PRO FORMA INCOME                                     $   694       $    76        $   (75)           $   695
                                                     =======       =======        =======            =======

PRO FORMA INCOME PER SHARE
     BASIC                                           $  7.86       $  1.64                           $  7.88
                                                     =======       =======                           =======
     DILUTED                                         $  7.77       $  1.28                           $  7.79
                                                     =======       =======                           =======

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING (IN THOUSANDS)
     BASIC                                            88,159        37,462                            88,159
     DILUTED                                          89,267        59,378                            89,267


      See accompanying notes to unaudited pro forma consolidated financial information.

             AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 2000
                 (in millions of dollars, except per share data)


                                                     AMERADA        TRITON
                                                      HESS          ENERGY        PRO FORMA           PRO
                                                   CORPORATION     LIMITED       ADJUSTMENTS         FORMA
REVENUES
  Sales (excluding excise taxes) and
     other operating revenues                        $11,993       $   328        $    --            $12,321
  Non-operating income
     Equity in income of HOVENSA L.L.C.                  121            --             --                121
     Other                                               163            15             --                178
                                                     -------       -------        -------            -------

               Total revenues                         12,277           343             --             12,620
                                                     -------       -------        -------            -------

COSTS AND EXPENSES
  Cost of products sold                                7,883            --             --              7,883
  Production expenses                                    557            55              4 (j)            616
  Marketing expenses                                     542            --             --                542
  Exploration expense, including dry holes
    and lease impairment                                 289            --             49 (j)            338
  Other operating expenses                               234            --             --                234
  General and administrative expenses                    224            24             (4)(j)            244
                                                                                      154 (k)
                                                                                     (100)(l)
  Interest expense                                       162            17             11 (j)            244
  Depreciation, depletion and amortization               714            55             55 (m)            824
  Impairment of assets and operating leases               --            55            (54)(j)              1
                                                     -------       -------        -------            -------

               Total costs and expenses               10,605           206            115             10,926
                                                     -------       -------        -------            -------

  Pro forma income before income taxes                 1,672           137           (115)             1,694
  Provision for income taxes                             649            61            (26)(n)            684
                                                     -------       -------        -------            -------

PRO FORMA INCOME                                     $ 1,023       $    76        $   (89)           $ 1,010
                                                     =======       =======        =======            =======

PRO FORMA INCOME PER SHARE
     BASIC                                           $ 11.48     $    1.27                           $ 11.34
                                                     =======       =======                           =======
     DILUTED                                         $ 11.38     $    1.20                           $ 11.24
                                                     =======       =======                           =======

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING (IN THOUSANDS)
     BASIC                                            89,063        36,551                            89,063
     DILUTED                                          89,878        38,604                            89,878


      See accompanying notes to unaudited pro forma consolidated financial information.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (in millions)


Note 1: Basis of Presentation. The unaudited pro forma condensed consolidated balance sheet is based on the unaudited consolidated balance sheets of Amerada Hess Corporation (the Corporation) and Triton Energy Limited (Triton) at June 30, 2001. The unaudited pro forma condensed consolidated statements of income are based on the unaudited statements of income for the six-months ended June 30, 2001 and the audited statements of income for the year ended December 31, 2000 of the Corporation and Triton. The Corporation's and Triton's consolidated financial statements are prepared in conformity with generally accepted accounting principles and require estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.

The Corporation will account for the acquisition of Triton using the accounting standards established in Statement of Financial Accounting Standard Nos. 141, Business Combinations, and 142, Goodwill and Other Intangible Assets. FAS 141 requires use of the purchase method of accounting for business combinations. FAS 142 requires that goodwill not be amortized and that goodwill be reviewed for impairment at least annually.

The unaudited pro forma financial statements are only illustrative. They are based on assumptions and do not purport to be indicative of the results of operations or the financial position that would have actually occurred if the combination had been consummated on the dates indicated or that may be expected in the future.


Note 2: Accounting Policies and Financial Statement Classifications. The Corporation uses the successful efforts method of accounting for oil and gas exploration and production; Triton used the full cost method. The pro forma adjustments include entries that conform Triton's accounting to the successful efforts method. All other accounting policies of the combining companies are substantially comparable.

Certain items in the consolidated financial statements of Triton have been reclassified to conform to the line-item presentation in the pro forma financial statements.

Note 3: Pro Forma Adjustments. The unaudited pro forma financial statements reflect the merger using the purchase method of accounting.

Amerada Hess Corporation cash used at closing        $  190
Borrowings, mainly at fixed rates                     2,623
Transaction costs accrued                                30
                                                     ------
                                                      2,843
                                                     ------
Allocation of purchase price
  Fair value of assets acquired                       3,301
  Less fair value of liabilities assumed              1,423
                                                     ------
                                                      1,878
                                                     ------
Excess of purchase price over fair value
  of net assets acquired (goodwill)                  $  965
                                                     ======



The following pro forma adjustments reflect estimates and assumptions made by the Corporation:

Pro Forma Balance Sheet

    (a) To record Amerada Hess Corporation cash paid, debt incurred and transaction costs accrued to acquire Triton.

    (b) To record the exercise of outstanding Triton stock options at the closing date.

    (c)  To reclassify and conform line item presentation.

    (d) To record assets acquired and liabilities assumed at fair market value, including property, plant and equipment, investment in an oil and gas corporate joint venture and debt.

    (e) To record goodwill (excess of purchase price over fair value of net assets acquired).

    (f)  To accrue Triton transaction costs related to the acquisition.

    (g)  To record additional deferred income taxes resulting from acquisition.

    (h) To record liability for purchase of remaining shares (approximately 2.7% of outstanding Triton stock).

    (i)  To eliminate Triton's stockholder equity accounts.


Pro Forma Income Statement

    (j) To record adjustments to convert Triton to the successful efforts method of accounting for oil and gas operations and to reclassify and conform line item presentation.

    (k) To record interest expense on debt used to finance the acquisition. The interest rate is approximately 6.2%.

    (l)  To record capitalized interest on projects under development.

    (m) To record additional depreciation, depletion and amortization based on the units of production method.

    (n) To record income tax effects on the pro forma adjustments based on estimated tax rates.

Note 4: Pro Forma Earnings Per Share. The pro forma income per share is based on pro forma income and the weighted average number of outstanding common shares. Diluted income per share includes the effect of dilutive securities, including stock options.


Note 5: Cost Savings and Integration Related Expenses. The unaudited pro forma financial statements do not reflect any anticipated cost savings or efficiencies resulting from combining operations.


(c) Exhibits.

Exhibit No.       Description
-----------       -----------
2.1               Acquisition Agreement dated as of July 9, 2001 among Amerada
                  Hess Corporation, Amerada Hess (Cayman) Limited and Triton
                  Energy Limited. (1)

2.2 Principal Shareholders Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman) Limited,
                  Triton Energy Limited, HM4 Triton, L.P. and the other shareholders of Triton Energy Limited listed on Annex A thereto. (2)

10.1              Third Amended and Restated Credit Agreement dated as of
                  January 23, 2001 among Amerada Hess Corporation, the lenders party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility A"). (3)

10.2              Third Amended and Restated Credit Agreement dated as of
                  January 23, 2001 among Amerada Hess Corporation, the lenders party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility B"). (4)

23.1              Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants. (5)

(1) Incorporated by reference to Exhibit (d) (1) of the Schedule TO, filed July 17, 2001.

(2) Incorporated by reference to Exhibit (d) (2) of the Schedule TO, filed July 17, 2001.

(3) Incorporated by reference to Exhibit 4 (4) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.

(4) Incorporated by reference to Exhibit 4 (5) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.

(5) Filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2001

                                            AMERADA HESS CORPORATION


                                            By:    /s/John Y. Schreyer
                                                   ----------------------------
                                            Name:  John Y. Schreyer
                                            Title: Executive Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

2.1               Acquisition Agreement dated as of July 9, 2001 among Amerada
                  Hess Corporation, Amerada Hess (Cayman) Limited and Triton
                  Energy Limited. (1)

2.2 Principal Shareholders Agreement dated as of July 9, 2001 among Amerada Hess Corporation, Amerada Hess (Cayman) Limited,
                  Triton Energy Limited, HM4 Triton, L.P. and the other shareholders of Triton Energy Limited listed on Annex A thereto. (2)

10.1              Third Amended and Restated Credit Agreement dated as of
                  January 23, 2001 among Amerada Hess Corporation, the lenders party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility A"). (3)

10.2              Third Amended and Restated Credit Agreement dated as of
                  January 23, 2001 among Amerada Hess Corporation, the Lenders
                  Party thereto and Goldman Sachs Credit Partners L.P. as joint book runner, joint lead arranger and sole syndication agent, Chase Securities, Inc. as joint book runner and joint lead arranger and The Chase Manhattan Bank, N.A., as administrative agent ("Facility B"). (4)

23.1              Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants. (5)



(1) Incorporated by reference to Exhibit (d) (1) of the Schedule TO, filed July 17, 2001.

(2) Incorporated by reference to Exhibit (d) (2) of the Schedule TO, filed July 17, 2001.

(3) Incorporated by reference to Exhibit 4 (4) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.

(4) Incorporated by reference to Exhibit 4 (5) to the Form 10-K filed by Amerada Hess Corporation on March 28, 2001, Commission File No. 333-50358.

(5) Filed herewith.